File Nos. 811-07097
                                                                      33-50379
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]

     Post-Effective Amendment No. 4                                    [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 4                                                   [X]


                       (Check appropriate box or boxes.)

                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----

      X    on January 1, 1997 pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


        Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 27, 1996.

                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____

   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                4

   4           General Description of Registrant              4

   5           Management of the Fund                         5

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             11

   7           Purchase of Securities Being Offered           6

   8           Redemption or Repurchase                       8

   9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-17

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-4

   15          Control Persons and Principal                  B-8
               Holders of Securities

   16          Investment Advisory and Other                  B-9
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-15

   18          Capital Stock and Other Securities             B-17

   19          Purchase, Redemption and Pricing               B-11
               of Securities Being Offered

   20          Tax Status                                     *

   21          Underwriters                                   B-15

   22          Calculations of Performance Data               B-16

   23          Financial Statements                           B-19


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-10

   30          Location of Accounts and Records               C-13

   31          Management Services                            C-13

   32          Undertakings                                   C-13


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                     JANUARY 1, 1997
             DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND


------------------------------------------------------------------------------
        DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF CURRENT INCOME WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE. THE FUND INVESTS ONLY IN U.S. TREASURY SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT
THEREOF. UNDER NORMAL CIRCUMSTANCES, THE FUND WILL ENTER INTO REPURCHASE AGREEMENTS WITH MATURITIES NOT EXCEEDING THE NEXT BUSINESS DAY AND WILL
INVEST IN SECURITIES WITH REMAINING MATURITIES OF THREE YEARS OR LESS, AND
THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE FUND'S PORTFOLIO IS NOT EXPECTED TO EXCEED TWO YEARS.
        THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INSTITUTIONAL SHARES AND INVESTOR SHARES. INSTITUTIONAL SHARES AND INVESTOR SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. INVESTOR SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940.


        INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.
          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


          THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                  TABLE OF CONTENTS


                                                                          PAGE
Annual Fund Operating Expenses..................................            3
Condensed Financial Information.................................            4
Description of the Fund.........................................            4
Management of the Fund..........................................            5
How to Buy Shares...............................................            6
Investor Services...............................................            7
How to Redeem Shares............................................            8
Service Plan....................................................            9
Shareholder Services Plan.......................................            9
Dividends, Distributions and Taxes..............................           10
Performance Information.........................................           11
General Information.............................................           12
Appendix........................................................           14


                                    Page 2




                       ANNUAL FUND OPERATING EXPENSES
               (as a percentage of average daily net assets)

                                                                                             INSTITUTIONAL  INVESTOR
                                                                                                 SHARES      SHARES
                                                                                                --------   ---------
        Management Fees ..........................................................                .20%       .20%
        12b-1 Fees (distribution and servicing)...................................                ._         .25%
        Total Fund Operating Expenses.............................................                .20%       .45%
      Example:
        An investor would pay the following expenses on
        a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:
                                                                      INSTITUTIONAL  INVESTOR
                                                                          SHARES      SHARES
                                                                        ---------    -------
                                                1 YEAR                     $ 2         $ 5
                                                3 YEARS                    $ 6         $14
                                                5 YEARS                    $11         $25
                                               10 YEARS                    $26         $57




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          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets; and (ii) as to Investor Shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares," "Service Plan" and "Shareholder Services Plan."


                                    Page 3

                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




                                                                       INSTITUTIONAL SHARES               INVESTOR SHARES
                                                                   -------------------------       ----------------------------
                                                                     YEAR ENDED SEPTEMBER 30          YEAR ENDED SEPTEMBER 30,
                                                                   ----------------------------    ----------------------------
PER SHARE DATA:                                                    1994(1)    1995      1996        1994(1)   1995      1996
                                                                    ------    ------    ------      ------    ------    ------
  Net asset value, beginning of year................                $ 2.00    $ 1.96    $ 1.99      $ 2.00    $ 1.97    $ 2.00
                                                                    ------    ------    ------      ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income--net............................                   .10       .13       .13         .09       .13       .12
  Net realized and unrealized gain (loss) on investments.             (.04)      .03      (.01)       (.03)      .03      (.01)
                                                                    ------    ------    ------      ------    ------    ------
  TOTAL FROM INVESTMENT OPERATIONS..................                   .06       .16       .12         .06       .16       .11
                                                                    ------    ------    ------      ------    ------    ------
  DISTRIBUTIONS:
  Dividends from investment income --net............                  (.10)     (.13)     (.13)       (.09)     (.13)     (.12)
                                                                    ------    ------    ------      ------    ------    ------
  Net asset value, end of year......................                $ 1.96    $ 1.99    $ 1.98      $ 1.97    $ 2.00    $ 1.99
                                                                    ======    ======    ======      ======    ======    ======
  TOTAL INVESTMENT RETURN ..........................               3.08%(2)     8.45%     6.03%    3.39%(2)     8.17%     5.76%
  RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...........                .20%(2)      .20%      .20%     .45%(2)      .45%      .45%
  Ratio of net investment income to average net assets             5.41%(2)     6.48%     6.40%    5.01%(2)     6.35%     6.13%
  Portfolio Turnover Rate...........................           4,125.54%(3) 1,926.32%  694.24% 4,125.54%(3) 1,926.32%   694.24%
  Net Assets, end of year (000's omitted)...........               $90,421  $160,748   170,290     $23,147    $5,964.  $24,490
_________________________
(1) From October 29, 1993 (commencement of operations) to September 30, 1994.
(2) Annualized.
(3) Not annualized.





        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                            DESCRIPTION OF THE FUND
GENERAL


        By this Prospectus, two classes of shares of the Fund are being offered _ Institutional Shares and Investor Shares (each such class being referred to as a "Class"). The Classes are identical, except that Investor Shares are subject to an annual distribution and service fee at the rate of
 .25% of the value of the Fund's average daily net assets attributable to Investor Shares. The fee is payable for advertising, marketing and distributing Investor Shares and for ongoing personal services relating to Investor Class shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Service Plan." The distribution and service fee paid by the Investor Class will cause Investor Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares.


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
                                    Page 4

INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. It cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund purchases only U.S. Treasury securities, and may enter into repurchase agreements in respect thereof. Under normal circumstances, the Fund will enter into repurchase agreements with maturities not exceeding the next business day and will invest in securities with remaining maturities of three years or less; the dollar-weighted average maturity of the Fund's portfolio is not expected to exceed two years. The Fund also may lend securities from its portfolio and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques."
INVESTMENT CONSIDERATIONS AND RISKS
        The Fund is not a money market fund and, although it seeks to maintain minimum fluctuation of principal value, no assurance can be given that, when an investor desires to redeem Fund shares, the then-current net asset value per share will be at or greater than the net asset value per share at the time of purchase.
        The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
        Dividends and distributions paid by the Fund that are attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.
                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for approximately
1.7 million investor accounts nationwide.



        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Fund's primary portfolio manager is Gerald E. Thunelius. He has held that position since June 1994 and has been employed by The Dreyfus
Corporation since May 1989. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon,
                                    Page 5

through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.



        For the fiscal year ended September 30, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.



        Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets; and (ii) as to Investor Shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. See "Service Plan." The Fund will not reimburse The Dreyfus Corporation for any amounts The Dreyfus Corporation may bear.



        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.



TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's Custodian.



                                HOW TO BUY SHARES


        The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.


        The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for
                                    Page 6

subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.



        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Service Plan. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.



        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. For instructions concerning purchases and to determine whether their computer facilities are compatible with the Fund's, investors should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information."


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other agent. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
        The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Fund's Board. Each pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        Federal Regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


                             INVESTOR SERVICES


FUND EXCHANGES -- An investor may purchase, in exchange for Institutional Shares or Investor Shares of the Fund, shares of the same class of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, or Dreyfus Treasury Prime Cash Management, which have different investment objectives that may be of interest to investors. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.


                                    Page 7



        To request an exchange, instructions must be given to the Distributor in writing or by telephone. See "How to Redeem Shares _ Procedures." Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."



DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, quarterly or annual basis), in exchange for Institutional Shares or Investor Shares of the Fund, in shares of the same class of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, or Dreyfus Treasury Prime Cash Management, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."



                              HOW TO REDEEM SHARES


GENERAL
        Investors may request redemption of their shares at any time and the shares will be redeemed at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 4:00 p.m., New York time, the shares will receive the dividend on the Fund's shares declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day.



        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


PROCEDURES
        Investors may redeem shares by wire or telephone, or through compatible computer facilities as described below.


        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of
                                    Page 8

the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.



        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein.



REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Fund shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem shares by telephone by calling one of the telephone numbers listed under "General Information." The Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or the Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.



REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.



                                 SERVICE PLAN
                            (INVESTOR SHARES ONLY)



        The Fund's Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Service Plan, the Fund
(a) reimburses the Distributor for distributing Investor Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, Service Agents will provide holders of Investor Shares a consolidated statement and checkwriting privileges. The fee payable for Servicing is intended to be a "service fee" as defined under Rule 2830 of the NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.



                          SHAREHOLDER SERVICES PLAN
                         (INSTITUTIONAL SHARES ONLY)



        The Fund's Institutional Shares are subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, holders of Institutional Shares. The services provided may include personal services relating to Institutional Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports
                                    Page 9

and other information, and services related to the maintenance of such shareholder accounts. The Dreyfus Corporation, and not the Fund, reimburses Dreyfus Service Corporation for any such allocated expenses with respect to Institutional Shares pursuant to an undertaking in effect. See "Management of the Fund."


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized long-term capital gains, if any, generally are paid once a year, but the Fund may make such distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional shares of the Fund at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a Class will be borne exclusively by such Class. Investor Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Investor Shares. See "Annual Fund Operating Expenses."


        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund generally are taxable to U.S. investors as ordinary income, whether or not reinvested in additional Fund shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable to U.S. investors as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income and distributions attributable to interest from direct obligations of the United States and paid by the Fund to a shareholder currently are not subject to state personal income tax. Dividends and distributions attributable to interest from the entry into repurchase agreements may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the Fund that is attributable to interest income from direct obligations of the United States.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund with respect to Fund shares beneficially owned by a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign investor, as well as the proceeds of any redemptions from such investor's account, regardless of
                                    Page 10

the extent to which gain or loss may be realized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.



        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Each investor also will receive periodic summaries of the investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year.


        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.


        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended September 30, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance of each Class of shares may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period.
                                    Page 11

Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investment companies using a different method of calculating performance.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund ReportTM, Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Salomon Brothers Broad Investment Grade Index and other industry publications.


                              GENERAL INFORMATION


        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated March 12, 1992, and commenced operations on October 29, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into two classes _ Institutional Shares and Investor Shares. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or with respect to any matter which affects only one class. Holders of Investor Shares only, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
        Investor inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650;
outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Fund shares should call toll free 1-800-554-4611.
                                    Page 12



        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, the Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                                    Page 13

                                    APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. In addition, the Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.



REVERSE REPURCHASE AGREEMENTS -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.



LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


WHEN-ISSUED SECURITIES -- U.S. Treasury securities purchased by the Fund frequently are offered on a when-issued basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of commitment to purchase. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued basis prior to its stated delivery date.



CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES -- U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years.


REPURCHASE AGREEMENTS -- In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund intends to enter into only repurchase agreements with maturities not exceeding the next business day. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


                                    Page 14
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 15

PROSPECTUS
INSTITUTIONAL
SHORT TERM
TREASURY FUND





Copy Rights 1997 Dreyfus Service Corporation
                                      721/680p010197
                                    Page 16





               DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
                      INSTITUTIONAL AND INVESTOR SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                               JANUARY 1, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Institutional Short Term Treasury Fund (the "Fund"), dated January 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:

                In New York State -- Call 1-718-895-1650
                Outside New York State -- Call Toll Free 1-800-346-3621

     Individuals or entities for whom institutions may purchase or redeem Fund shares may write to the Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of the Fund's Prospectus.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS


                                                           Page

Investment Objective and Management Policies. . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . .   B-4
Management Agreement. . . . . . . . . . . . . . . . . . .   B-9
Purchase of Shares. . . . . . . . . . . . . . . . . . . .   B-11
Service Plan (Investor Shares). . . . . . . . . . . . . .   B-11
Shareholder Services Plan (Institutional Shares). . . . .   B-12
Redemption of Shares. . . . . . . . . . . . . . . . . . .   B-13
Determination of Net Asset Value. . . . . . . . . . . . .   B-14
Dividends, Distributions and Taxes. . . . . . . . . . . .   B-14
Portfolio Transactions. . . . . . . . . . . . . . . . . .   B-15
Investor Services . . . . . . . . . . . . . . . . . . . .   B-15
Performance Information . . . . . . . . . . . . . . . . .   B-16
Information About the Fund. . . . . . . . . . . . . . . .   B-17
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . .   B-17
Financial Statements. . . . . . . . . . . . . . . . . . .   B-19
Report of Independent Auditors. . . . . . . . . . . . . .   B-26

            INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Management Policies

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.


     When-Issued Securities. U.S. Treasury securities purchased on a when-issued basis and other U.S. Treasury securities held by the Fund are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon changes, real or anticipated, in the level of interest rates. U.S. Treasury securities purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing U.S. Treasury securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing U.S. Treasury securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     2. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 1, 3 and 9 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     10.  Purchase, sell or write puts, calls or combinations thereof.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred
      P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 68 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
      Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 59 years old and his address is Box 654, Eastham, Massachusetts 02642.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10022.


MARTIN D. FIFE, Board Member. Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies, since November 1987. Mr. Fife is also Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. From 1960 to 1994, Mr. Fife was President of Fife Associates, Inc. He also serves on the boards of various other companies. He is 68 years old and his address is 405 Lexington Avenue, New York, New York 10174.

WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
      Chadbourne & Parke. He is 61 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
      Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is a director of Mid Ocean Reinsurance Co. Ltd. Cooke & Bieler, Inc., investment counselors, NASD Regulation Inc., and the Federal Reserve Bank of Boston. He is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
      Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the Hartford Insurance Group and a member of the advisory councils of several other companies, research institutes and foundations. He is Chairman of First NIS Regional Funds (ING Barings Management) and former President of the Harvard Board of Overseers. He is 69 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.


GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
      Brookings Institution since 1969. He is co-director of the Brookings panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 61 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

PAUL D. WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of
      Advanced International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State of East Asian and Pacific Affairs of the Department of State. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     For so long as the Fund's plans described in the sections captioned "Service Plan" and "Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Ordinarily, there will be no meetings of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board is required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Board members are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:





                                                      Total Compensation
                                   Aggregate         from Fund(2) and Fund
  Name of Board                Compensation from       Complex Paid to
      Member                        Fund(1)(2)          Board Members

Lucy Wilson Benson                  $2,250              $ 72,003 (14)

David W. Burke                      $2,250              $253,654 (52)

Joseph S. DiMartino                 $2,813              $448,618 (93)

Martin D. Fife                      $2,250              $ 59,253 (12)

Whitney I. Gerard                   $2,250              $ 59,503 (12)

Robert R. Glauber                   $2,250              $ 97,503 (10)

Arthur A. Hartman                   $2,250              $ 59,503 (12)

George L. Perry                     $2,250              $ 59,503 (12)

Paul D. Wolfowitz                   $2,000              $ 49,503 (11)


______________________________
(1) Amount does not include reimbursed expenses for attending Board meetings, which amounted to $981 for all Board members as a group.

(2) The aggregate compensation payable to each Board member by the Fund was paid by the Manager and not the Fund.




Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
      Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
      General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.


ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
      Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
      President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
      Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
      President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc., where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
      Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to September 1993, Mr. Karpe was employed as an Associate Examiner in the Enforcement Department of the National Association of Securities Dealers, Inc. He is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York, 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on December 2, 1996.

     The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of December 2, 1996:
Institutional Shares - Swiss American Securities Inc./Sub A/C # 11657110, 100 Wall St., New York, NY 10005-3701 - 15.3134%; General Invested Fund/City of Detroit, Finance Department/Debt Management, 1210 City County Bldg., Detroit, MI 48226 - 13.1935%; City of Detroit/Water Bond Fund Series 1995, City of Detroit Finance Department/Debt Management, 1210 City County Bldg. Detroit, MI 48226 - 10.1097%; C F Industries Inc., 1 Salem Lake Dr., Long Grove, IL 60047-8401 - 9.3728%; Sun Bank TTEE/FBO Highland Health Facilities Auth., Attn. Linda Schuchman, 225 E. Robinson St., Suite 250, Orlando, FL 32801-4322 - 9.3726%; City of Detroit/Sewage Disposal System Improvement and Extension Finance Department/Debt Management, 1210 City County Bldg., Detroit, MI 48201 - 6.8145%; Investor Shares - Capital Network Services, Attn. Donna Howell, 1 Bush St. Suite 11, San Francisco, CA 94104-4425 - 30.1707%; Sunbank, N.A., Attn. Mel Hamilton, 200 S. Orange Ave., 10th Fl., Orlando, FL 32801-3410 - 15.4181%; Crestar Bank, Attn. Donna Leary HDQ3204, 11 S. 10th St., Richmond, VA 23219-4001 - 11.3460%;
DDL Omni Engineering Corp., Attn. B. Jeffrey Morrison, 8260 Greensboro Dr., Suite 600, McLean, VA 22102 - 9.5245%; MACF, Inc., Attn. Michael R. Dorsey, The Hurt Building, Suite 449, Atlanta, GA 30303 - 5.4690%. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940
Act) of the Fund.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on February 1, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William
F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President-- Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet and Alvin E. Friedman, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Robert P. Fort, Garitt Kono and Gerald E. Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Fund, and furnishes, among other things, statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of value of the Fund's average daily net assets. For the period October 29, 1993 (commencement of operations) through September 30, 1994, and for the fiscal years ended September 30, 1995 and 1996, the management fees paid by the Fund amounted to $119,741, $186,965 and $468,699, respectively.


     Unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and
(ii) as to Investor Shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. See "Service Plan."

     In addition, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                             PURCHASE OF SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


                                SERVICE PLAN
                           (INVESTOR SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service Plan."

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan") with respect to the Fund's Investor Shares. Pursuant to the Service Plan, the Fund (a) reimburses the Distributor for distributing Investor Shares and (b) pays the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Investor Shares and providing certain services to the holders of Investor Shares. Under the Service Plan, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") with respect to these services. The Fund's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and the holders of Investor Shares.


     A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which holders of Investor Shares may bear pursuant to the Service Plan without the approval of the holders of Investor Shares and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan was so approved by the Board members at a meeting held on February 1, 1996. The Service Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of the Investor Shares.


     For the fiscal year ended September 30, 1996, the Fund paid $41,623 (none of which was paid for printing prospectuses) to the Distributor, with respect to Investor Shares, pursuant to the Service Plan.


                          SHAREHOLDER SERVICES PLAN
                         (INSTITUTIONAL SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Institutional Shares only. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on February 1, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended September 30, 1996, no fee was paid by the Fund under the Plan pursuant to an undertaking by the Manager.


                            REDEMPTION OF SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this procedure on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Such payment will be made to a bank that is a member of the Federal Reserve System.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                               Transfer Agent's
     Transmittal Code          Answer Back Sign

     144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than a customary weekend or holiday closing), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Expenses and fees, including the management fee, accrue daily and are taken into account for the purpose of determining the net asset value of the relevant Class of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange and Transfer Agent are closed currently are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should read in conjunction with the section in Fund's Prospectus entitled "Dividends, Distributions and Taxes"

     Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended September 30, 1996. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized by the Fund from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

     Investment by the Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund may be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sale price received from, market makers for the securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                              INVESTOR SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investor Services."

     Fund Exchanges. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares in certificate form are not eligible for telephone exchange.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same class of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management, or Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of the Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange Transaction. Shares issued in certificate form are not eligible for Auto-Exchange.

     The Fund Exchanges service and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     For the thirty-day period ended September 30, 1996, the Fund's current yield was 5.98% for Institutional Shares and 5.72% for Investor Shares. Current yield is computed pursuant to a formula which operates as follows:
The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     For the 1 and 2.923 year periods ended September 30, 1996, the Fund's average annual total return for Institutional Shares was 6.03% and 5.90%, respectively. The Fund's average annual total return for Investor Shares for the same periods was 5.76% and 5.82%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period October 29, 1993 (commencement of operations) through September 30, 1996, was 18.25% for Institutional Shares and 17.98% for Investor Shares. Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


        TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL, CUSTODIAN,
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through September 30, 1996, the Fund paid the Transfer Agent $1,134. The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.





DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF INVESTMENTS                                                                                  SEPTEMBER 30,1996
                                                                                                   PRINCIPAL
BONDS AND NOTES-52.8%                                                                                AMOUNT            VALUE
                                                                                                    _______           _______
U.S. TREASURY COUPON STRIPS-10.1%
    Zero Coupon, 2/15/1997..................................................                      $  20,000,000    $  19,606,216
                                                                                                                   _____________
U.S. TREASURY NOTES-42.7%
    8 1/2%, 7/15/1997.......................................................                         10,000,000       10,210,938
    6 1/8%, 8/31/1998.......................................................                         56,100,000       56,126,300
    6%, 8/15/1999...........................................................                         17,000,000       16,883,125
                                                                                                                   _____________
                                                                                                                      83,220,363
                                                                                                                   _____________
TOTAL BONDS AND NOTES
    (cost $102,960,903).....................................................                                        $102,826,579
                                                                                                                   =============
SHORT-TERM INVESTMENTS-8.0%
REPURCHASE AGREEMENTS-1.7%
Aubrey G. Lanston & Co., 5.65%
    dated 9/30/1996, due 10/1/1996 in the amount of $3,391,532
    (fully collateralized by $3,463,000 U.S. Treasury Bills,
    12/5/1996, value $3,430,102)............................................                     $    3,391,000      $ 3,391,000
U.S. TREASURY BILLS-6.3%
    5.19%, 12/5/1996........................................................                         12,330,000       12,219,276
                                                                                                                   _____________
TOTAL SHORT-TERM INVESTMENTS
    (cost $15,605,457)......................................................                                        $ 15,610,276
                                                                                                                   =============
TOTAL INVESTMENTS
    (cost $118,566,360).....................................................                         60.8%          $118,436,855
                                                                                                    ======         =============
CASH AND RECEIVABLES (NET)..................................................                         39.2%          $ 76,342,959
                                                                                                    ======         =============
NET ASSETS  ...........................................................                             100.0%          $194,779,814
                                                                                                    ======         =============


See notes to financial statements.




DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value-Note 1(a,b)
      (cost $118,566,360)-see statement.....................................                                       $118,436,855
    Cash....................................................................                                          2,399,930
    Receivable for investment securities sold...............................                                         80,524,374
    Interest receivable.....................................................                                            461,924
                                                                                                                    ____________
                                                                                                                     201,823,083
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $      38,117
    Due to Distributor......................................................                             5,152
    Payable for shares of Beneficial Interest redeemed......................                          7,000,000       7,043,269
                                                                                                   ____________     ____________
NET ASSETS  ................................................................                                       $194,779,814
                                                                                                                  ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $198,144,871
    Accumulated net realized (loss) on investments..........................                                         (3,235,552)
    Accumulated net unrealized (depreciation) on investments-Note 4.........                                           (129,505)
                                                                                                                    ____________
NET ASSETS at value.........................................................                                        $194,779,814
                                                                                                                  ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         85,893,872
                                                                                                                  ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         12,298,420
                                                                                                                  ==============
NET ASSET VALUE per share:
    Class A Shares
      ($170,289,579 / 85,893,872 shares)....................................                                               $1.98
                                                                                                                          ======
    Class B Shares
      ($24,490,235 / 12,298,420 shares).....................................                                               $1.99
                                                                                                                          ======
STATEMENT OF OPERATIONS            YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $  15,471,548
    EXPENSES:
      Management fee-Note 3(a)..............................................                       $    468,699
      Distribution fees (Class B shares)-Note 3(b)..........................                             41,623
                                                                                                     __________
          TOTAL EXPENSES....................................................                                             510,322
                                                                                                                    ____________
          INVESTMENT INCOME-NET.............................................                                          14,961,226
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized (loss) on investments......................................                       $(2,484,085)
    Net unrealized (depreciation) on investments............................                           (14,896)
                                                                                                     __________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                         (2,498,981)
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 12,462,245
                                                                                                                   =============

See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                       ______________________________________
                                                                                             1995                    1996
                                                                                        _____________            _____________
OPERATIONS:
    Investment income-net...................................................          $     6,040,397            $ 14,961,226
    Net realized gain (loss) on investments.................................                   17,213             (2,484,085)
    Net unrealized appreciation (depreciation) on investments for the year..                  487,103                 (14,896)
                                                                                        _____________            _______________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                6,544,713              12,462,245
                                                                                        _____________            _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (5,125,168)             (13,968,029)
      Class B shares........................................................                (886,038)              (1,022,388)
                                                                                        _____________            _______________
          TOTAL DIVIDENDS...................................................              (6,011,206)              (14,990,417)
                                                                                        _____________            _______________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              205,025,138               257,457,775
      Class B shares........................................................                9,691,420                41,742,937
    Dividends reinvested:
      Class A shares........................................................                2,977,656                10,564,901
      Class B shares........................................................                  735,883                   872,362
    Cost of shares redeemed:
      Class A shares........................................................           (138,068,260)               (256,062,818)
      Class B shares........................................................            (27,751,723)                (23,978,886)
                                                                                        _____________            _______________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......             52,610,114                  30,596,271
                                                                                        _____________            _______________
            TOTAL INCREASE IN NET ASSETS....................................             53,143,621                   28,068,099
NET ASSETS:
    Beginning of year.......................................................            113,568,094                 166,711,715
                                                                                        _____________            _______________
    End of year (including undistributed investment income-net of $29,191 in 1995)    $ 166,711,715                $ 194,779,814
                                                                                       ==============              =============





                                                                                          SHARES
                                                      __________________________________________________________________________
                                                                   CLASS A                                  CLASS B
                                                      ________________________________          ________________________________
                                                          YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                                      ________________________________          ________________________________
                                                           1995               1996                 1995                1996
                                                      ____________        ____________         ___________      ________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................             103,232,663       128,426,345            4,898,778           20,911,548
    Shares issued for dividends reinvested.               1,502,166         5,314,554              372,428              436,954
    Shares redeemed........................            (70,202,557)     (128,532,027)         (14,048,233)          (12,025,940)
                                                      ____________        ____________         ___________      ________________
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............             34,532,272          5,208,872           (8,777,027)            9,322,562
                                                     ==============      =============         ============      ===============

See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS

    Reference is made to page    of the Fund's Prospectus dated



See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Short Term Treasury Fund ("the Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments, including U.S. Treasury Bills, are valued at the mean between the quoted bid prices and asked prices. Other short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. The carryover does not include net realized securities losses from November 1, 1995 through September 30, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $728,000 of the carryover expires in fiscal 2003 and $49,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    Effective December 1, 1995, the Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    Effective May 10, 1996, the Manager compensates Mellon under a custody agreement for providing custodial services for the Fund.
    (B) Under the Class B Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquir ies regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the year ended September 30, 1996, $41,623 was charged to the Fund pursuant to the Plan.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short term securities, during the year ended September 30, 1996, amounted to $1,259,085,622 and $1,283,054,558, respectively.
    At September 30, 1996, accumulated net unrealized depreciation on investments was $129,505, consisting of $142,758 gross unrealized appreciation and $272,263 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
October 31, 1996




                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement

                Condensed Financial Information for the period from October 29, 1993 (commencement of operations) to September 30, 1994 and for the two fiscal years ended September 30, 1996.

                Included in Part B of the Registration Statement:

                     Statement of Investments-- September 30, 1996.


                     Statement of Assets and Liabilities-- September 30,
                     1996.


                     Statement of Operations--year ended September 30, 1996.


                     Statement of Changes in Net Assets--for each of the two years ended September 30, 1995 and 1996.

                     Notes to Financial Statements.

                     Report of Ernst & Young LLP, Independent Auditors, dated October 31, 1996.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1) Registrant's Declaration of Trust is incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. to the Registration Statement on Form N-1A, filed on October 8, 1993, and Exhibit
           (1)(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1994.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 29, 1994.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 8, 1993.

  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 1995.

  (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 1995.

  (6)(b)   Forms of Service Agreement are incorporated by reference to
           Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 1995.

  (8) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 8, 1993.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 29, 1995.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 8, 1993.

  (11)     Consent of Independent Auditors.

  (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1, filed on January 28, 1995.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 8, 1993.

  (17)     Financial Data Schedule.

  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 29, 1995.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 1995. An additional Power of Attorney is included herein.

                (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 1995.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________

            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of December 2, 1996
         ______________                  ______________________________

         Shares of Beneficial Interest
         (Par value $.001)
         Institutional Shares                         57
         Investor Shares                              29

Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 1 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 8, 1993.

         Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 2 to the
         Registration Statement on Form N-1A, filed on January 28, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.    Principal Underwriters
________  ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

             1)   Comstock Partners Funds, Inc.
             2)   Dreyfus A Bonds Plus, Inc.
             3)   Dreyfus Appreciation Fund, Inc.
             4)   Dreyfus Asset Allocation Fund, Inc.
             5)   Dreyfus Balanced Fund, Inc.
             6)   Dreyfus BASIC GNMA Fund
             7)   Dreyfus BASIC Money Market Fund, Inc.
             8)   Dreyfus BASIC Municipal Fund, Inc.
             9)   Dreyfus BASIC U.S. Government Money Market Fund
            10)   Dreyfus California Intermediate Municipal Bond Fund
            11)   Dreyfus California Tax Exempt Bond Fund, Inc.
            12)   Dreyfus California Tax Exempt Money Market Fund
            13)   Dreyfus Cash Management
            14)   Dreyfus Cash Management Plus, Inc.
            15)   Dreyfus Connecticut Intermediate Municipal Bond Fund
            16)   Dreyfus Connecticut Municipal Money Market Fund, Inc.
            17)   Dreyfus Florida Intermediate Municipal Bond Fund
            18)   Dreyfus Florida Municipal Money Market Fund
            19)   The Dreyfus Fund Incorporated
            20)   Dreyfus Global Bond Fund, Inc.
            21)   Dreyfus Global Growth Fund
            22)   Dreyfus GNMA Fund, Inc.
            23)   Dreyfus Government Cash Management
            24)   Dreyfus Growth and Income Fund, Inc.
            25)   Dreyfus Growth and Value Funds, Inc.
            26)   Dreyfus Growth Opportunity Fund, Inc.
            27)   Dreyfus Income Funds
            28)   Dreyfus Institutional Money Market Fund
            29)   Dreyfus Institutional Short Term Treasury Fund
            30)   Dreyfus Insured Municipal Bond Fund, Inc.
            31)   Dreyfus Intermediate Municipal Bond Fund, Inc.
            32)   Dreyfus International Funds, Inc.
            33)   Dreyfus Investment Grade Bond Funds, Inc.
            34)   The Dreyfus/Laurel Funds, Inc.
            35)   The Dreyfus/Laurel Funds Trust
            36)   The Dreyfus/Laurel Tax-Free Municipal Funds
            37)   Dreyfus LifeTime Portfolios, Inc.
            38)   Dreyfus Liquid Assets, Inc.
            39)   Dreyfus Massachusetts Intermediate Municipal Bond Fund
            40)   Dreyfus Massachusetts Municipal Money Market Fund
            41)   Dreyfus Massachusetts Tax Exempt Bond Fund
            42)   Dreyfus MidCap Index Fund
            43)   Dreyfus Money Market Instruments, Inc.
            44)   Dreyfus Municipal Bond Fund, Inc.
            45)   Dreyfus Municipal Cash Management Plus
            46)   Dreyfus Municipal Money Market Fund, Inc.
            47)   Dreyfus New Jersey Intermediate Municipal Bond Fund
            48)   Dreyfus New Jersey Municipal Bond Fund, Inc.
            49)   Dreyfus New Jersey Municipal Money Market Fund, Inc.
            50)   Dreyfus New Leaders Fund, Inc.
            51)   Dreyfus New York Insured Tax Exempt Bond Fund
            52)   Dreyfus New York Municipal Cash Management
            53)   Dreyfus New York Tax Exempt Bond Fund, Inc.
            54)   Dreyfus New York Tax Exempt Intermediate Bond Fund
            55)   Dreyfus New York Tax Exempt Money Market Fund
            56)   Dreyfus 100% U.S. Treasury Intermediate Term Fund
            57)   Dreyfus 100% U.S. Treasury Long Term Fund
            58)   Dreyfus 100% U.S. Treasury Money Market Fund
            59)   Dreyfus 100% U.S. Treasury Short Term Fund
            60)   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
            61)   Dreyfus Pennsylvania Municipal Money Market Fund
            62)   Dreyfus S&P 500 Index Fund
            63)   Dreyfus Short-Intermediate Government Fund
            64)   Dreyfus Short-Intermediate Municipal Bond Fund
            65)   The Dreyfus Socially Responsible Growth Fund, Inc.
            66)   Dreyfus Stock Index Fund, Inc.
            67)   Dreyfus Tax Exempt Cash Management
            68)   The Dreyfus Third Century Fund, Inc.
            69)   Dreyfus Treasury Cash Management
            70)   Dreyfus Treasury Prime Cash Management
            71)   Dreyfus Variable Investment Fund
            72)   Dreyfus Worldwide Dollar Money Market Fund, Inc.
            73)   General California Municipal Bond Fund, Inc.
            74)   General California Municipal Money Market Fund
            75)   General Government Securities Money Market Fund, Inc.
            76)   General Money Market Fund, Inc.
            77)   General Municipal Bond Fund, Inc.
            78)   General Municipal Money Market Fund, Inc.
            79)   General New York Municipal Bond Fund, Inc.
            80)   General New York Municipal Money Market Fund
            81)   Premier Insured Municipal Bond Fund
            82)   Premier California Municipal Bond Fund
            83)   Premier Equity Funds, Inc.
            84)   Premier Global Investing, Inc.
            85)   Premier GNMA Fund
            86)   Premier Growth Fund, Inc.
            87)   Premier Municipal Bond Fund
            88)   Premier New York Municipal Bond Fund
            89)   Premier State Municipal Bond Fund
            90)   Premier Strategic Growth Fund
            91)   Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+             Vice President                    None

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.




                                  SIGNATURES
                                ---------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of January, 1997.

                    Dreyfus Institutional Short Term Treasury Fund

            BY:     /s/Marie E. Connolly*
                    ___________________________________________
                    Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     _________

/s/Marie E. Connolly*            President and Treasurer (Principal  12/24/96
______________________________   Executive, Financial and Accounting
Marie E. Connolly                Officer)


/s/ Joseph S. DiMartino*         Chairman of the Board               12/24/96
______________________________
Joseph S. DiMartino


/s/Lucy Wilson Benson*           Trustee                             12/24/96
______________________________
Lucy Wilson Benson


/s/David W. Burke*               Trustee                             12/24/96
______________________________
David W. Burke


/s/Martin D. Fife*               Trustee                             12/24/96
______________________________
Martin D. Fife


/s/Robert R. Glauber*            Trustee                             12/24/96
______________________________
Robert R. Glauber


/s/Whitney I. Gerard*            Trustee                             12/24/96
______________________________
Whitney I. Gerard


/s/Arthur A. Hartman*            Trustee                             12/24/96
______________________________
Arthur A. Hartman


/s/George L. Perry*              Trustee                             12/24/96
______________________________
George L. Perry


/s/Paul D. Wolfowitz*            Trustee                             12/24/96
______________________________
Paul D. Wolfowitz



*BY:      Elizabeth Bachman
          __________________________
          Elizabeth Bachman,
          Attorney-in-Fact


                                 EXHIBIT INDEX

Exhibits

              (11)     Consent of Independent Auditors

              (17)     Financial Data Schedule